                     WaMu Mortgage Pass-Through Certificates
                                Series 2002-AR14

                               Marketing Materials

                            $5,671,735 (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

GREENWICH CAPITAL
--------------------------------------------------------------------------------

       The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                          Private Placement Memorandum.

Preliminary Term Sheet                        Date Prepared: September [ ], 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR14
              $5,671,735 (Approximate, Subject to +/- 10% Variance)

                         Privately Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

=========================================================================================================
          Principal                                          Interest
           Amount         WAL (Yrs)      Pmt Window (Mths)     Rate                     Expected Ratings
Class    (Approx.)(1)   To Call/Mat(2)    To Call/Mat(2)       Type     Tranche Type   Moody's/S&P/Fitch
-----    ------------   --------------   -----------------   --------   ------------   -----------------
 B-4      $1,546,000       5.67/6.00        1-120/1-360         (3)      Subordinate      [Ba2/BB/BB]
 B-5      $1,546,000       5.67/6.00        1-120/1-360         (3)      Subordinate       [B2/B/B]
 B-6      $2,579,735       5.67/6.00        1-120/1-360         (3)      Subordinate       NR/NR/NR
=========================================================================================================
Total:    $5,671,735

(1) The Privately Offered Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window on the Privately Offered Certificates are shown to the Optional Call Date (as described herein) and to maturity.

(3) The Certificate Interest Rate for the Privately Offered Certificates will equal the Net WAC of the Mortgage Loans.

Depositor and
Master Servicer:         Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:                Washington Mutual Bank, FA ("WMBFA").

Underwriter:             Greenwich Capital Markets, Inc.

Dealer:                  WaMu Capital Corp., a Washington Mutual, Inc. Company

Trustee:                 Deutsche Bank National Trust Company.

Rating Agencies:         Moody's, S&P and Fitch will rate the Certificates,
                         except the Class B-6 Certificates. The Class B-6
                         Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:            September 1, 2002.

Closing Date:            On or about September 25, 2002.

Distribution Date:       The 25th of each month (or if such day is not a
                         business day, the next succeeding business day), commencing in October 2002.


                                                                               2

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

       The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                          Private Placement Memorandum.

Certificates:            The "Privately Offered Certificates" will consist of
                         the Class B-4, Class B-5 and Class B-6 Certificates.

                         The "Senior Certificates" will consist of the Class A Certificates and Class R Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates are being offered publicly.

Accrued Interest:        The Privately Offered Certificates will settle with
                         accrued interest. The price to be paid by investors for the Privately Offered Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date ([24] days).

Interest Accrual
Period: The interest accrual period with respect to all the Privately Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:            The Privately Offered Certificates will be made
                         available in definitive fully registered physical form.

Federal Tax Treatment:   It is anticipated that the Privately  Offered
                         Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:       The Privately Offered Certificates are not expected to
                         be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Privately Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue
                         Code or other similar laws.

SMMEA Treatment:         The Privately Offered Certificates will not constitute
                         "mortgage related securities" for purposes of SMMEA.

Eligible Investors:      Investors will be required to deliver representation
                         letters that they are either qualified institutional buyers under Rule 144A or institutional accredited investors under Rule 501(a) of Regulation D. In addition, investors will be required to deliver a representation letter that their purchase will not be a prohibited transaction under ERISA.

Optional Termination:    The terms of the transaction allow for a termination of
                         the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date
                         (the "Optional Call Date").

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [25]% CPR.


                                                                               3

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--------------------------------------------------------------------------------

       The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                          Private Placement Memorandum.

Mortgage Loans:          As of the Cut-off Date, the aggregate principal balance
                         of the mortgage loans described herein is approximately
                         $1,371,782,255 (the "Mortgage Loans"). The Mortgage
                         Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each
                         Mortgage Loan has an original term to maturity of 30 years. As of the Cut-off Date, approximately 77.06% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 25 year term. The Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

                         On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[1,030,927,835], subject to an increase or decrease of up to 10%. It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein. The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

Credit Enhancement:      Senior/subordinate, shifting interest structure. The
                         credit enhancement information shown below is subject to final rating agency approval.

                         Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 and Class B-6 Certificates (total subordination initially [0.40]%)

                         Credit enhancement for the Class B-5 Certificates will consist of the subordination of the Class B-6 Certificates (total subordination initially [0.25]%).

                         The Class B-6 Certificates will not have the benefit of any credit enhancement.


                                                                               4

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

 The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                          Private Placement Memorandum.

Shifting Interest:       Until the first Distribution Date occurring after
                         September 2012, the Subordinate Certificates will be locked out from receipt of unscheduled principal
                         (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                         Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
                         Certificates will receive their increasing portions of unscheduled principal.

                         The prepayment percentages on the Subordinate Certificates are as follows:

                         Periods:                        Unscheduled Principal Payments (%)
                         --------                        ----------------------------------
                         October 2002 - September 2012            0% Pro Rata Share
                         October 2012 - September 2013           30% Pro Rata Share
                         October 2013 - September 2014           40% Pro Rata Share
                         October 2014 - September 2015           60% Pro Rata Share
                         October 2015 - September 2016           80% Pro Rata Share
                         October 2016 and after                 100% Pro Rata Share

                         Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in October 2005, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in October 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                         Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:         Any realized losses, other than excess losses, on the
                         Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second; to the Class A Certificates until the class principal balance has been reduced to zero.

                         Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.


                                                                               5

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

 The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                          Private Placement Memorandum.

Certificates Priority
of Distributions:            Available funds from the Mortgage Loans will be
                             distributed in the following order of priority:

                         1. Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

                         2. Class R Certificate, principal, until its balance is reduced to zero;

                         3. Class A Certificates, principal allocable to such Class;

                         4. Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                         5. Class B-1 Certificates, principal allocable to such Class;

                         6. Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                         7. Class B-2 Certificates, principal allocable to such Class;

                         8. Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                         9. Class B-3 Certificates, principal allocable to such Class;

                         10. Class B-4 Certificates, accrued and unpaid
                             interest at the Class B-4 Certificate Interest
                             Rate;

                         11. Class B-4 Certificates, principal allocable to such Class;

                         12. Class B-5 Certificates, accrued and unpaid
                             interest at the Class B-5 Certificate Interest
                             Rate;

                         13. Class B-5 Certificates, principal allocable to
                             such Class;

                         14. Class B-6 Certificates, accrued and unpaid
                             interest at the Class B-6 Certificate Interest
                             Rate;

                         15. Class B-6 Certificates, principal allocable to such Class; and

                         16. Class R Certificate, any remaining amount.


                                                                               6

GREENWICH CAPITAL
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc., the placement agent, in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Material's accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate of timing of payments on any of the underlying assets or the payments or yield on the securities.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed in this communication. Prospective purchasers are referred to the final private placement memorandum relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. A final private placement memorandum may be obtained by contacting GCM's Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                                                               7

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--------------------------------------------------------------------------------

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class B-4 to Optional Call Date
--------------------------------------------------------------------------------
Coupon            4.486%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
85-31             5.955      6.487      7.078      7.590      8.058      9.058
================================================================================
WAL (yr)          12.47       9.05       6.89       5.67       4.87       3.73
MDUR (yr)          8.61       6.72       5.37       4.56       4.01       3.16
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    01/25/24   10/25/18   02/25/15   09/25/12   11/25/10   07/25/08
--------------------------------------------------------------------------------

Class B-5 to Optional Call Date
--------------------------------------------------------------------------------
Coupon            4.486%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
65-07             9.342      10.814     12.488     13.944     15.277     18.207
================================================================================
WAL (yr)          12.47        9.05       6.89       5.67       4.87       3.73
MDUR (yr)          7.65        6.01       4.82       4.11       3.62       2.86
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    01/25/24   10/25/18   02/25/15   09/25/12   11/25/10   07/25/08
--------------------------------------------------------------------------------

Class B-6 to Optional Call Date
--------------------------------------------------------------------------------
Coupon            4.486%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
32-00             20.451     24.676     29.675     33.972     37.882     46.975
================================================================================
WAL (yr)           12.47       9.05       6.89       5.67       4.87       3.73
MDUR (yr)           5.26       4.31       3.51       3.03       2.70       2.11
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    01/25/24   10/25/18   02/25/15   09/25/12   11/25/10   07/25/08
--------------------------------------------------------------------------------


                                                                               8

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

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class B-4 to Maturity
--------------------------------------------------------------------------------
Coupon            4.486%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
85-31             5.934      6.439      7.000      7.481      7.908      8.806
================================================================================
WAL (yr)          12.82       9.45       7.25       6.00       5.18       4.02
MDUR (yr)          8.69       6.83       5.48       4.68       4.14       3.31
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    09/25/32   09/25/32   09/25/32   09/25/32   09/25/32   09/25/32
--------------------------------------------------------------------------------

Class B-5 to Maturity
--------------------------------------------------------------------------------
Coupon            4.486%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
65-07             9.302      10.724     12.340     13.731     14.968     17.646
================================================================================
WAL (yr)          12.82        9.45       7.25       6.00       5.18       4.02
MDUR (yr)          7.68        6.04       4.85       4.15       3.68       2.93
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    09/25/32   09/25/32   09/25/32   09/25/32   09/25/32   09/25/32
--------------------------------------------------------------------------------

Class B-6 to Maturity
--------------------------------------------------------------------------------
Coupon            4.486%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
32-00             20.419     24.604     29.548     33.764     37.530     46.185
================================================================================
WAL (yr)           12.82       9.45       7.25       6.00       5.18       4.02
MDUR (yr)           5.24       4.30       3.50       3.02       2.68       2.10
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    09/25/32   09/25/32   09/25/32   09/25/32   09/25/32   09/25/32
--------------------------------------------------------------------------------


                                                                               9

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                     WaMu Mortgage Pass-Through Certificates
                                Series 2002-AR14

TOTAL CURRENT BALANCE:       $1,371,782,255
NUMBER OF LOANS:
                                      2,127

                                                         Minimum                Maximum
AVG CURRENT BALANCE:         $   644,937.59          $301,000.00          $1,500,000.00
AVG ORIGINAL BALANCE:        $   645,050.16          $301,000.00          $1,500,000.00

WAVG LOAN RATE:                       5.400 %              4.375 %                8.125 %
WAVG GROSS MARGIN:                    2.752 %              1.670 %                3.750 %
WAVG MAXIMUM LOAN RATE:              10.411 %              9.375 %               3.1251%
WAVG PERIODIC RATE CAP:               2.000 %              2.000 %                2.000 %
WAVG FIRST RATE CAP:                  5.000 %              5.000 %                5.000 %
WAVG ORIGINAL LTV:                    61.93 %               8.03 %                95.00 %

WAVG CREDIT SCORE:                      740                  620                    970
WAVG ORIGINAL TERM:                     360 months           360 months             360 months
WAVG REMAINING TERM:                    360 months           332 months             360 months
WAVG SEASONING:                           0 months             0 months              28 months
WAVG NEXT RATE RESET:                    60 months            32 months              61 months
WAVG RATE ADJ FREQ:                      12 months            12 months              12 months
WAVG FIRST RATE ADJ FREQ:                60 months            60 months              60 months

TOP STATE CONC ($):          63.47 % California, 4.35 %  Colorado, 4.25 % Illinois
MAXIMUM ZIP CODE CONC ($):   1.85 %  90210

FIRST PAY DATE:                                      Jun 01, 2000         Nov 01, 2002
RATE CHANGE DATE:                                    May 01, 2005         Oct 01, 2007
MATURE DATE:                                         May 01, 2030         Oct 01, 2032


                                                                              10

GREENWICH CAPITAL
--------------------------------------------------------------------------------

       The information contained herein has been prepared for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Captial Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibilities for the accuracy of any material contained herein.
 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                      % of Aggregate
                                                 Principal Balance   Principal Balance
                                   Number of     Outstanding as of   Outstanding as of
INDEX:                          Mortgage Loans   the Cut-off Date     the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 1 YR CMT                            2,127        1,371,782,254.96        100.00
-----------------------------   --------------   -----------------   ----------------
Total                                2,127        1,371,782,254.96        100.00
=============================   ==============   =================   =================

                                                                      % of Aggregate
                                                 Principal Balance   Principal Balance
                                   Number of     Outstanding as of   Outstanding as of
PRODUCT:                        Mortgage Loans   the Cut-off Date     the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 5/1 I/O Hybrid                      1,479        1,057,046,338.81         77.06
 5/1 Hybrid                            648          314,735,916.15         22.94
-----------------------------   --------------   -----------------   ----------------
Total                                2,127        1,371,782,254.96        100.00
=============================   ==============   =================   =================

                                                                      % of Aggregate
                                                 Principal Balance   Principal Balance
                                   Number of     Outstanding as of   Outstanding as of
DELINQUENCY:                    Mortgage Loans   the Cut-off Date     the Cut-off Date
                                --------------   -----------------   -----------------
 Current                             2,127        1,371,782,254.96        100.00
-----------------------------   --------------   -----------------   ----------------
Total                                2,127        1,371,782,254.96        100.00
=============================   ==============   =================   =================

                                                                      % of Aggregate
                                                 Principal Balance   Principal Balance
                                   Number of     Outstanding as of   Outstanding as of
CURRENT BALANCE ($):            Mortgage Loans   the Cut-off Date     the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
   301,000.00  -   400,000.00          484          173,344,788.67         12.64
   400,000.01  -   500,000.00          434          195,777,783.76         14.27
   500,000.01  -   600,000.00          321          177,425,911.00         12.93
   600,000.01  -   700,000.00          213          138,787,185.39         10.12
   700,000.01  -   800,000.00          123           92,407,796.00          6.74
   800,000.01  -   900,000.00          101           86,299,573.00          6.29
   900,000.01  - 1,000,000.00          112          108,880,923.17          7.94
 1,000,000.01  - 1,100,000.00          170          176,624,784.00         12.88
 1,100,000.01  - 1,200,000.00           45           52,329,380.73          3.81
 1,200,000.01  - 1,300,000.00           40           50,453,624.24          3.68
 1,300,000.01  - 1,400,000.00           38           51,683,900.00          3.77
 1,400,000.01  - 1,500,000.00           46           67,766,605.00          4.94
----------------------------    --------------   -----------------   -----------------
Total                                2,127        1,371,782,254.96        100.00
============================    ==============   =================   =================


                                                                              11

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
LOAN RATE (%):                  Mortgage Loans   the Cut-off Date     the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
  4.375  -  4.500                        4            3,297,001.00          0.24
  4.501  -  5.000                      124          110,385,193.52          8.05
  5.001  -  5.500                    1,508        1,001,684,356.89         73.02
  5.501  -  6.000                      475          248,481,035.05         18.11
  6.001  -  6.500                       14            6,584,668.50          0.48
  6.501  -  7.000                        1              375,000.00          0.03
  8.001  -  8.125                        1              975,000.00          0.07
-----------------------------   --------------   -----------------   -----------------
Total                                2,127        1,371,782,254.96        100.00
=============================   ==============   =================   =================

                                                                       % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
GROSS MARGIN (%):               Mortgage Loans   the Cut-off Date     the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
  1.670                                  2            1,022,700.00          0.07
  2.600                                  6            3,729,500.00          0.27
  2.650                                  1              340,000.00          0.02
  2.700                                  1            1,100,000.00          0.08
  2.750                              2,090        1,352,259,414.96         98.58
  2.751                                  3            1,680,600.00          0.12
  2.752                                  1              341,000.00          0.02
  2.850                                  2            1,570,000.00          0.11
  3.000                                  1            1,283,750.00          0.09
  3.125                                 13            5,864,500.00          0.43
  3.250                                  6            2,030,790.00          0.15
  3.750                                  1              560,000.00          0.04
-----------------------------   --------------   -----------------   -----------------
Total                                2,127        1,371,782,254.96        100.00
=============================   ==============   =================   =================


                                                                              12

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
MAXIMUM LOAN RATE (%):          Mortgage Loans   the Cut-off Date     the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
  9.375  -  9.500                        4            3,297,001.00          0.24
  9.501  - 10.000                      122          108,465,193.52          7.91
 10.001  - 10.500                    1,500          997,665,656.89         72.73
 10.501  - 11.000                      463          242,328,820.55         17.67
 11.001  - 11.500                       22           11,308,554.50          0.82
 11.501  - 12.000                       14            7,368,714.50          0.54
 12.001  - 12.500                        1              373,314.00          0.03
 13.001  - 13.125                        1              975,000.00          0.07
-----------------------------   --------------   -----------------   -----------------
Total                                2,127        1,371,782,254.96        100.00
============================    ==============   =================   =================

                                                                       % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
REMAINING TERM (Months):        Mortgage Loans   the Cut-off Date     the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 332  - 336                              1              975,000.00          0.07
 349  - 354                              4            1,658,147.26          0.12
 355  - 360                          2,122        1,369,149,107.70         99.81
-----------------------------   --------------   -----------------   -----------------
Total                                2,127        1,371,782,254.96        100.00
============================    ==============   =================   =================

                                                                       % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
RATE CHANGE DATE:               Mortgage Loans   the Cut-off Date     the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 05/01/05                                1              975,000.00          0.07
 11/01/06                                1              540,000.00          0.04
 02/01/07                                3            1,118,147.26          0.08
 05/01/07                                1              428,253.07          0.03
 06/01/07                                1              999,104.17          0.07
 07/01/07                                1              450,000.00          0.03
 08/01/07                               15           10,396,878.59          0.76
 09/01/07                            1,978        1,271,133,463.87         92.66
 10/01/07                              126           85,741,408.00          6.25
-----------------------------   --------------   -----------------   -----------------
Total                                2,127        1,371,782,254.96        100.00
============================    ==============   =================   =================


                                                                              13

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
ORIGINAL LTV (%):               Mortgage Loans   the Cut-off Date     the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
  Unknown                               17           12,858,848.54          0.94
  5.01 - 10.00                           2              840,500.00          0.06
 10.01 - 15.00                           5            3,777,000.00          0.28
 15.01 - 20.00                          16           10,953,457.00          0.80
 20.01 - 25.00                          16           12,361,001.00          0.90
 25.01 - 30.00                          28           20,315,184.49          1.48
 30.01 - 35.00                          44           35,711,553.00          2.60
 35.01 - 40.00                          78           66,063,770.97          4.82
 40.01 - 45.00                          69           48,173,677.57          3.51
 45.01 - 50.00                         136           95,599,793.00          6.97
 50.01 - 55.00                         137          101,711,227.00          7.41
 55.01 - 60.00                         179          120,160,818.99          8.76
 60.01 - 65.00                         234          167,103,048.00         12.18
 65.01 - 70.00                         304          221,489,516.69         16.15
 70.01 - 75.00                         409          236,614,325.89         17.25
 75.01 - 80.00                         432          210,358,732.82         15.33
 80.01 - 85.00                           4            1,436,000.00          0.10
 85.01 - 90.00                          13            4,828,350.00          0.35
 90.01 - 95.00                           4            1,425,450.00          0.10
-----------------------------   --------------   -----------------   -----------------
Total                                2,127        1,371,782,254.96        100.00
=============================   ==============   =================   =================

                                                                      % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
CREDIT SCORE:                   Mortgage Loans   the Cut-off Date    the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 Unknown                                19           12,183,226.77          0.89
 601 - 650                              43           22,374,883.07          1.63
 651 - 700                             200          111,221,212.28          8.11
 701 - 750                             986          668,102,012.72         48.70
 751 - 800                             858          542,212,969.12         39.53
 801 - 850                              20           15,319,951.00          1.12
 951 - 970                               1              368,000.00          0.03
-----------------------------   --------------   -----------------   -----------------
Total                                2,127        1,371,782,254.96        100.00
=============================   ==============   =================   =================


                                                                              14

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                      % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
AMORTIZATION:                   Mortgage Loans   the Cut-off Date    the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 Interest Only                       1,479        1,057,046,338.81         77.06
 Fully Amortizing                      648          314,735,916.15         22.94
-----------------------------   --------------   -----------------   -----------------
Total                                2,127        1,371,782,254.96        100.00
=============================   ==============   =================   =================

                                                                      % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
DOCUMENTATION:                  Mortgage Loans   the Cut-off Date    the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 Reduced Documentation               1,097          781,247,674.04         56.95
 Full Documentation                  1,029          589,559,580.92         42.98
 Unknown                                 1              975,000.00          0.07
-----------------------------   --------------   -----------------   -----------------
Total                                2,127        1,371,782,254.96        100.00
=============================   ==============   =================   =================

                                                                      % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
OCCUPANCY:                      Mortgage Loans   the Cut-off Date    the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 Primary                             2,039        1,320,824,199.96         96.29
 Second Home                            87           50,490,255.00          3.68
 Non-owner                               1              467,800.00          0.03
-----------------------------   --------------   -----------------   -----------------
Total                                2,127        1,371,782,254.96        100.00
=============================   ==============   =================   =================

                                                                      % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
PROPERTY TYPE:                  Mortgage Loans   the Cut-off Date    the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 Single Family                       1,963        1,282,756,949.79         93.51
 Condominium                           161           86,508,555.17          6.31
 Cooperative                             2            1,916,750.00          0.14
 Duplex                                  1              600,000.00          0.04
-----------------------------   --------------   -----------------   -----------------
Total                                2,127        1,371,782,254.96        100.00
=============================   ==============   =================   =================


                                                                              15

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will besuperseded by the description of the mortgage loans contained in the prospectussupplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
PURPOSE:                        Mortgage Loans   the Cut-off Date     the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 Rate/Term Refinance                 1,158          731,936,107.93         53.36
 Cash Out Refinance                    620          429,117,938.36         31.28
 Purchase                              349          210,728,208.67         15.36
-----------------------------   --------------   -----------------   -----------------
Total                                2,127        1,371,782,254.96        100.00
=============================   ==============   =================   =================

                                                                       % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
STATES:                         Mortgage Loans   the Cut-off Date     the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 Arizona                                40           26,375,247.00          1.92
 California                          1,307          870,616,781.36         63.47
 Colorado                              100           59,637,924.00          4.35
 Connecticut                            64           46,962,327.00          3.42
 Delaware                                1              500,000.00          0.04
 District of Columbia                    5            2,994,000.00          0.22
 Florida                                34           20,119,501.00          1.47
 Georgia                                13            7,607,000.00          0.55
 Idaho                                   2            1,098,600.00          0.08
 Illinois                              107           58,313,587.16          4.25
 Indiana                                 4            2,937,000.00          0.21
 Kansas                                  2            1,238,000.00          0.09
 Kentucky                                2              829,000.00          0.06
 Louisiana                               1              349,598.54          0.03
 Maryland                               23           12,621,587.00          0.92
 Massachusetts                          85           48,160,926.00          3.51
 Michigan                               34           18,392,800.00          1.34
 Minnesota                               6            4,691,500.00          0.34
 Missouri                                6            3,801,868.96          0.28
 Nevada                                 18           12,123,750.00          0.88
 New Hampshire                           1              780,000.00          0.06
 New Jersey                             26           15,538,493.07          1.13
 New York                               78           57,815,222.17          4.21
 North Carolina                          8            5,312,000.00          0.39
 Ohio                                   10            4,904,000.00          0.36
 Oregon                                 12            7,246,450.00          0.53
 Pennsylvania                           13            7,372,781.00          0.54


                                                                              16

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will besuperseded by the description of the mortgage loans contained in the prospectussupplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
STATES (Continued):             Mortgage Loans    the Cut-off Date   the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 Rhode Island                            3            1,465,010.00          0.11
 South Carolina                          4            4,378,000.00          0.32
 Texas                                  10            6,279,230.00          0.46
 Utah                                    4            1,552,000.00          0.11
 Virginia                               24           11,788,451.00          0.86
 Washington                             78           46,979,619.70          3.42
 Wisconsin                               2            1,000,000.00          0.07
-----------------------------   --------------   -----------------   -----------------
Total                                2,127        1,371,782,254.96        100.00
=============================   ==============   =================   =================

                                                                      % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
NORTH/SOUTH CA BREAKOUT:        Mortgage Loans   the Cut-off Date    the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 CA-NORTH                              758          493,598,225.75         35.98
 CA-SOUTH                              549          377,018,555.61         27.48
 OUTSIDE CA                            820          501,165,473.60         36.53
-----------------------------   --------------   -----------------   -----------------
Total                                2,127        1,371,782,254.96        100.00
=============================   ==============   =================   =================


                                                                              17

GREENWICH CAPITAL
--------------------------------------------------------------------------------

                     WaMu Mortgage Pass-Through Certificates
                                Series 2002-AR14

                               Marketing Materials

                          $1,025,256,100 (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                         Date Prepared: September 13, 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR14

            $1,025,256,100 (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

========================================================================================================

        Principal Amount    WAL (Yrs)   Pmt Window   Interest Rate                     Expected Ratings
Class     (Approx.) (1)    (Mths) (2)   (Mths) (2)     Type (3)       Tranche Type     Moody's/S&P/Fitch
-----   ----------------   ----------   ----------   -------------   ---------------   -----------------
  A      $1,000,000,000     2.61/3.34   1-60/1-360      Variable         Senior         [Aaa/AAA/AAA]
  R      $          100        N/A          N/A           Fixed      Senior/Residual    [Aaa/AAA/AAA]
 B1      $   12,886,000     4.36/6.00   1-60/1-360      Variable       Subordinate       [Aa2/AA/AA]
 B2      $    8,247,000     4.36/6.00   1-60/1-360      Variable       Subordinate         [A2/A/A]
 B3      $    4,123,000     4.36/6.00   1-60/1-360      Variable       Subordinate      [Baa2/BBB/BBB]
--------------------------------------------------------------------------------------------------------
 B4      $    1,546,000                                                Subordinate       [Ba2/BB/BB]
 B5      $    1,546,000        Privately Offered Certificates          Subordinate         [B2/B/B]
 B6      $    2,579,735                                                Subordinate         NR/NR/NR
========================================================================================================
Total:   $1,030,927,835

(1) The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) WAL and Payment Window for the Class A, Class B-1, Class B-2 and Class B-3 Certificates are shown to the Weighted Average Roll Date (as described herein) and to maturity.

(3) For every Distribution Date, the interest rate for the Class A, Class B-1, Class B-2 and Class B-3 Certificates will be equal to the Net WAC of the Mortgage Loans.

Depositor and
Master Servicer:     Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:            Washington Mutual Bank, FA ("WMBFA").

Underwriter:         Greenwich Capital Markets, Inc.

Dealer:              WaMu Capital Corp., a Washington Mutual, Inc. Company

Trustee:             Deutsche Bank National Trust Company.

Rating Agencies:     Moody's, S&P and Fitch will rate the Certificates, except
                     the Class B-6 Certificates. The Class B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary
                     Term Sheet.

Cut-off Date:        September 1, 2002.


                                                                               2

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Closing Date:        On or about September 25, 2002.

Distribution Date:   The 25th of each month (or if such day is not a
                     business day, the next succeeding business day), commencing in October 2002.

Certificates:        The "Senior Certificates" will consist of the Class A
                     (the "Class A Certificates") and Class R Certificate.
                     The Class B-1, Class B-2 and Class B-3 Certificates will be referred to herein as the "Senior Subordinate
                     Certificates" and the Class B-4, Class B-5, and Class
                     B-6 Certificates will be referred to herein as the "Junior Subordinate Certifcates," together with the Senior Subordinate Certificates, the "Subordinate
                     Certificates." The Senior Certificates and the
                     Subordinate Certificates are collectively referred to herein as the "Certificates." The Senior Certificates and Senior Subordinate Certificates (the "Offered
                     Certificates") are being offered publicly.

Accrued Interest:    The Offered Certificates will settle with accrued
                     interest. The price to be paid by investors for the Offered Certificates Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date ([24] days).

Interest Accrual
Period: The interest accrual period with respect to the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:        The Offered Certificates will be made available in
                     book-entry form through DTC.

Federal Tax
Treatment:           It is anticipated that the Offered Certificates will be
                     treated as REMIC regular interests for federal tax income purposes. The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:   The Offered Certificates are expected to be ERISA
                     eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:     The Senior Certificates and Class B-1 Certificates are
                     expected to constitute "mortgage related securities" for purposes of SMMEA. The Class B-2 and Class B-3 Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional
Termination:         The terms of the transaction allow for a termination of
                     the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Weighted Average
Roll Date:           The Distribution Date in [September 2007].


                                                                               3

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

Mortgage Loans:      As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately
                     $1,371,782,255 (the "Mortgage Loans"). The Mortgage Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each Mortgage Loan has an original term to maturity of 30 years. As of the Cut-off
                     Date, approximately 77.06% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 25 year term. The Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

                     On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[1,030,927,835], subject to an increase or decrease of up to 10%. It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein. The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

Credit Enhancement:  Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

                     Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.00]% total subordination.

                     Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [1.75] total subordination.

                     Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [0.95]% total subordination.

                     Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [0.55]% total subordination.


                                                                               4

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:   Until the first Distribution Date occurring after
                     September 2012, the Subordinate Certificates will be locked out from receipt of unscheduled principal
                     (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                     Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
                     Certificates will receive their increasing portions of unscheduled principal.

                     The prepayment percentages on the Subordinate Certificates are as follows:

                     Periods:                        Unscheduled Principal Payments (%)
                     --------                        ----------------------------------
                     October 2002 - September 2012            0% Pro Rata Share
                     October 2012 - September 2013           30% Pro Rata Share
                     October 2013 - September 2014           40% Pro Rata Share
                     October 2014 - September 2015           60% Pro Rata Share
                     October 2015 - September 2016           80% Pro Rata Share
                     October 2016 and after                 100% Pro Rata Share

                     Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in October 2005, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or
                     (ii) on or after the Distribution Date in October 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                     Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:     Any realized losses, other than excess losses, on the
                     Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second; to the Class A Certificates until the class principal balance has been reduced to zero.

                     Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.


                                                                               5

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of
Distributions:             Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:

                           1) Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

                           2) Class R Certificate, principal, until its balance is reduced to zero;

                           3) Class A Certificates, principal allocable to such Class;

                           4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                           5) Class B-1 Certificates, principal allocable to such Class;

                           6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                           7) Class B-2 Certificates, principal allocable to such Class;

                           8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                           9) Class B-3 Certificates, principal allocable to such Class;

                           10) Class B-4, Class B-5 and Class B-6 Certificates,
                               in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                           11) Class R Certificate, any remaining amount.


                                                                               6

GREENWICH CAPITAL
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                                                               7

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.
     GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class A to Weighted Average Roll Date
--------------------------------------------------------------------------------
Coupon            4.486%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00             4.438      4.427      4.414      4.400      4.384      4.344
================================================================================
WAL (yr)            3.84       3.38       2.97       2.61       2.30       1.78
MDUR (yr)           3.41       3.02       2.67       2.36       2.09       1.64
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    09/25/07   09/25/07   09/25/07   09/25/07   09/25/07   09/25/07
--------------------------------------------------------------------------------

Class B-1 to Weighted Average Roll Date
--------------------------------------------------------------------------------
Coupon            4.486%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
99-07+             4.633      4.633      4.640      4.647      4.654      4.672
================================================================================
WAL (yr)            4.96       4.93       4.65       4.36       4.11       3.57
MDUR (yr)           4.35       4.33       4.10       3.87       3.66       3.20
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    09/25/07   09/25/07   09/25/07   09/25/07   09/25/07   09/25/07
--------------------------------------------------------------------------------

Class B-2 to Weighted Average Roll Date
--------------------------------------------------------------------------------
Coupon            4.486%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
98-08+             4.858      4.860      4.878      4.900      4.922      4.978
================================================================================
WAL (yr)            4.96       4.93       4.65       4.36       4.11       3.57
MDUR (yr)           4.34       4.32       4.09       3.86       3.65       3.19
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    09/25/07   09/25/07   09/25/07   09/25/07   09/25/07   09/25/07
--------------------------------------------------------------------------------

Class B-3 to Weighted Average Roll Date
--------------------------------------------------------------------------------
Coupon            4.486%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
96-30+             5.167      5.170      5.206      5.248      5.290      5.399
================================================================================
WAL (yr)            4.96       4.93       4.65       4.36       4.11       3.57
MDUR (yr)           4.33       4.31       4.08       3.85       3.63       3.18
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02

Last Prin Pay    09/25/07   09/25/07   09/25/07   09/25/07   09/25/07   09/25/07
--------------------------------------------------------------------------------


                                                                               8

GREENWITCH CAPITAL
--------------------------------------------------------------------------------

   This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.
     GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class A to Maturity
--------------------------------------------------------------------------------
Coupon            4.486%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00             4.287      4.315      4.333      4.343      4.345      4.329
================================================================================
WAL (yr)            7.72       5.54       4.21       3.34       2.72       1.92
MDUR (yr)           5.83       4.42       3.50       2.86       2.38       1.74
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    09/25/32   09/25/32   09/25/32   09/25/32   09/25/32   09/25/32
--------------------------------------------------------------------------------

Class B-1 to Maturity
--------------------------------------------------------------------------------
Coupon            4.486%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
99-07+             4.338      4.407      4.471      4.518      4.555      4.617
================================================================================
WAL (yr)           12.82       9.45       7.25       6.00       5.18       4.02
MDUR (yr)           9.24       7.26       5.84       4.98       4.40       3.52
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    09/25/32   09/25/32   09/25/32   09/25/32   09/25/32   09/25/32
--------------------------------------------------------------------------------

 Class B-2 to Maturity
--------------------------------------------------------------------------------
Coupon            4.486%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
98-08+             4.444      4.542      4.639      4.715      4.778      4.895
================================================================================
WAL (yr)           12.82       9.45       7.25       6.00       5.18       4.02
MDUR (yr)           9.20       7.23       5.81       4.96       4.38       3.51
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    09/25/32   09/25/32   09/25/32   09/25/32   09/25/32   09/25/32
--------------------------------------------------------------------------------

Class B-3 to Maturity
--------------------------------------------------------------------------------
Coupon            4.486%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
96-30+             4.590      4.728      4.870      4.986      5.085      5.278
================================================================================
WAL (yr)           12.82       9.45       7.25       6.00       5.18       4.02
MDUR (yr)           9.15       7.19       5.78       4.93       4.36       3.49
First Prin Pay   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Prin Pay    09/25/32   09/25/32   09/25/32   09/25/32   09/25/32   09/25/32
--------------------------------------------------------------------------------


                                                                               9

GREENWITCH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                     WaMu Mortgage Pass-Through Certificates
                                Series 2002-AR14

TOTAL CURRENT BALANCE:        1,371,782,255
NUMBER OF LOANS:                      2,127

                                                         Minimum                Maximum
AVG CURRENT BALANCE:         $   644,937.59          $301,000.00          $1,500,000.00
AVG ORIGINAL BALANCE:        $   645,050.16          $301,000.00          $1,500,000.00

WAVG LOAN RATE:                       5.400 %              4.375 %                8.125 %
WAVG GROSS MARGIN:                    2.752 %              1.670 %                3.750 %
WAVG MAXIMUM LOAN RATE:              10.411 %              9.375 %               13.125 %
WAVG PERIODIC RATE CAP:               2.000 %              2.000 %                2.000 %
WAVG FIRST RATE CAP:                  5.000 %              5.000 %                5.000 %
WAVG ORIGINAL LTV:                    61.93 %               8.03 %                95.00 %

WAVG CREDIT SCORE:                      740                  620                    970

WAVG ORIGINAL TERM:                     360 months           360 months             360 months
WAVG REMAINING TERM:                    360 months           332 months             360 months
WAVG SEASONING:                           0 months             0 months              28 months
WAVG NEXT RATE RESET:                    60 months            32 months              61 months
WAVG RATE ADJ FREQ:                      12 months            12 months              12 months
WAVG FIRST RATE ADJ FREQ:                60 months            60 months              60 months

TOP STATE CONC ($):          63.47 % California, 4.35% Colorado, 4.25% Illinois
MAXIMUM ZIP CODE CONC ($):   1.85 % 90210

FIRST PAY DATE:                                      Jun 01, 2000         Nov 01, 2002
RATE CHANGE DATE:                                    May 01, 2005         Oct 01, 2007
MATURE DATE:                                         May 01, 2030         Oct 01, 2032


                                                                              10

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                      % of Aggregate
                                                 Principal Balance   Principal Balance
                                   Number of     Outstanding as of   Outstanding as of
INDEX:                          Mortgage Loans   the Cut-off Date    the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 1 YR CMT                           2,127         1,371,782,254.96         100.00
-----------------------------   --------------   -----------------   -----------------
Total                               2,127         1,371,782,254.96         100.00
=============================   ==============   =================   =================

                                                                      % of Aggregate
                                                 Principal Balance   Principal Balance
                                   Number of     Outstanding as of   Outstanding as of
PRODUCT:                        Mortgage Loans   the Cut-off Date    the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 5/1 I/O Hybrid                     1,479         1,057,046,338.81          77.06
 5/1 Hybrid                           648           314,735,916.15          22.94
-----------------------------   --------------   -----------------   -----------------
Total                               2,127         1,371,782,254.96         100.00
=============================   ==============   =================   =================

                                                                      % of Aggregate
                                                 Principal Balance   Principal Balance
                                   Number of     Outstanding as of   Outstanding as of
DELINQUENCY:                    Mortgage Loans   the Cut-off Date    the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 Current                            2,127         1,371,782,254.96         100.00
-----------------------------   --------------   -----------------   -----------------
Total                               2,127         1,371,782,254.96         100.00
=============================   ==============   =================   =================

                                                                      % of Aggregate
                                                 Principal Balance   Principal Balance
                                   Number of     Outstanding as of   Outstanding as of
CURRENT BALANCE ($):            Mortgage Loans   the Cut-off Date    the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
   301,000.00 -   400,000.00          484           173,344,788.67          12.64
   400,000.01 -   500,000.00          434           195,777,783.76          14.27
   500,000.01 -   600,000.00          321           177,425,911.00          12.93
   600,000.01 -   700,000.00          213           138,787,185.39          10.12
   700,000.01 -   800,000.00          123            92,407,796.00           6.74
   800,000.01 -   900,000.00          101            86,299,573.00           6.29
   900,000.01 - 1,000,000.00          112           108,880,923.17           7.94
 1,000,000.01 - 1,100,000.00          170           176,624,784.00          12.88
 1,100,000.01 - 1,200,000.00           45            52,329,380.73           3.81
 1,200,000.01 - 1,300,000.00           40            50,453,624.24           3.68
 1,300,000.01 - 1,400,000.00           38            51,683,900.00           3.77
 1,400,000.01 - 1,500,000.00           46            67,766,605.00           4.94
-----------------------------   --------------   -----------------   -----------------
Total                               2,127         1,371,782,254.96         100.00
=============================   ==============   =================   =================


                                                                              11

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
LOAN RATE (%):                  Mortgage Loans   the Cut-off Date     the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 4.375 - 4.500                          4             3,297,001.00           0.24
 4.501 - 5.000                        124           110,385,193.52           8.05
 5.001 - 5.500                      1,508         1,001,684,356.89          73.02
 5.501 - 6.000                        475           248,481,035.05          18.11
 6.001 - 6.500                         14             6,584,668.50           0.48
 6.501 - 7.000                          1               375,000.00           0.03
 8.001 - 8.125                          1               975,000.00           0.07
-----------------------------   --------------   -----------------   -----------------
Total                               2,127         1,371,782,254.96         100.00
=============================   ==============   =================   =================

                                                                       % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
GROSS MARGIN (%):               Mortgage Loans   the Cut-off Date     the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 1.670                                  2             1,022,700.00           0.07
 2.600                                  6             3,729,500.00           0.27
 2.650                                  1               340,000.00           0.02
 2.700                                  1             1,100,000.00           0.08
 2.750                              2,090         1,352,259,414.96          98.58
 2.751                                  3             1,680,600.00           0.12
 2.752                                  1               341,000.00           0.02
 2.850                                  2             1,570,000.00           0.11
 3.000                                  1             1,283,750.00           0.09
 3.125                                 13             5,864,500.00           0.43
 3.250                                  6             2,030,790.00           0.15
 3.750                                  1               560,000.00           0.04
-----------------------------   --------------   -----------------   -----------------
Total                               2,127         1,371,782,254.96         100.00
=============================   ==============   =================   =================


                                                                              12

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
MAXIMUM LOAN RATE (%):          Mortgage Loans   the Cut-off Date     the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
  9.375 -  9.500                        4             3,297,001.00           0.24
  9.501 - 10.000                      122           108,465,193.52           7.91
 10.001 - 10.500                    1,500           997,665,656.89          72.73
 10.501 - 11.000                      463           242,328,820.55          17.67
 11.001 - 11.500                       22            11,308,554.50           0.82
 11.501 - 12.000                       14             7,368,714.50           0.54
 12.001 - 12.500                        1               373,314.00           0.03
 13.001 - 13.125                        1               975,000.00           0.07
-----------------------------   --------------   -----------------   -----------------
Total                               2,127         1,371,782,254.96         100.00
=============================   ==============   =================   =================

                                                                       % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
REMAINING TERM (Months):        Mortgage Loans   the Cut-off Date     the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 332 - 336                              1               975,000.00           0.07
 349 - 354                              4             1,658,147.26           0.12
 355 - 360                          2,122         1,369,149,107.70          99.81
-----------------------------   --------------   -----------------   -----------------
Total                               2,127          1,371,782,254.96         100.00
=============================   ==============   =================   =================

                                                                       % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
RATE CHANGE DATE:               Mortgage Loans   the Cut-off Date     the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 05/01/05                               1               975,000.00           0.07
 11/01/06                               1               540,000.00           0.04
 02/01/07                               3             1,118,147.26           0.08
 05/01/07                               1               428,253.07           0.03
 06/01/07                               1               999,104.17           0.07
 07/01/07                               1               450,000.00           0.03
 08/01/07                              15            10,396,878.59           0.76
 09/01/07                           1,978         1,271,133,463.87          92.66
 10/01/07                             126            85,741,408.00           6.25
-----------------------------   --------------   -----------------   -----------------
Total                               2,127         1,371,782,254.96         100.00
=============================   ==============   =================   =================


                                                                              13

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                          % of Aggregate
                                     Principal Balance   Principal Balance
                       Number of     Outstanding as of   Outstanding as of
ORIGINAL LTV (%):   Mortgage Loans   the Cut-off Date     the Cut-off Date
-----------------   --------------   -----------------   -----------------
     Unknown              17            12,858,848.54          0.94
  5.01  -  10.00           2               840,500.00          0.06
 10.01  -  15.00           5             3,777,000.00          0.28
 15.01  -  20.00          16            10,953,457.00          0.80
 20.01  -  25.00          16            12,361,001.00          0.90
 25.01  -  30.00          28            20,315,184.49          1.48
 30.01  -  35.00          44            35,711,553.00          2.60
 35.01  -  40.00          78            66,063,770.97          4.82
 40.01  -  45.00          69            48,173,677.57          3.51
 45.01  -  50.00         136            95,599,793.00          6.97
 50.01  -  55.00         137           101,711,227.00          7.41
 55.01  -  60.00         179           120,160,818.99          8.76
 60.01  -  65.00         234           167,103,048.00         12.18
 65.01  -  70.00         304           221,489,516.69         16.15
 70.01  -  75.00         409           236,614,325.89         17.25
 75.01  -  80.00         432           210,358,732.82         15.33
 80.01  -  85.00           4             1,436,000.00          0.10
 85.01  -  90.00          13             4,828,350.00          0.35
 90.01  -  95.00           4             1,425,450.00          0.10
-----------------   --------------   -----------------   ----------------
Total                  2,127         1,371,782,254.96        100.00
=================   ==============   =================   ================

                                                          % of Aggregate
                                     Principal Balance   Principal Balance
                       Number of     Outstanding as of   Outstanding as of
 CREDIT SCORE:      Mortgage Loans   the Cut-off Date    the Cut-off Date
-----------------   --------------   -----------------   -----------------
 Unknown                  19            12,183,226.77          0.89
 601  - 650               43            22,374,883.07          1.63
 651  - 700              200           111,221,212.28          8.11
 701  - 750              986           668,102,012.72         48.70
 751  - 800              858           542,212,969.12         39.53
 801  - 850               20            15,319,951.00          1.12
 951  - 970                1               368,000.00          0.03
-----------------   --------------   -----------------   -----------------
Total                  2,127         1,371,782,254.96        100.00
=================   ==============   =================   =================


                                                                              14

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                               % of Aggregate
                                          Principal Balance   Principal Balance
                           Number of      Outstanding as of   Outstanding as of
AMORTIZATION:            Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------   --------------   -----------------   -----------------
 Interest Only                1,479        1,057,046,338.81         77.06
 Fully Amortizing               648          314,735,916.15         22.94
----------------------   --------------   -----------------   -----------------
Total                         2,127        1,371,782,254.96        100.00
======================   ==============   =================   =================

                                                               % of Aggregate
                                          Principal Balance   Principal Balance
                           Number of      Outstanding as of   Outstanding as of
DOCUMENTATION:           Mortgage Loans   the Cut-off Date     the Cut-off Date
----------------------   --------------   -----------------   -----------------
 Reduced Documentation        1,097          781,247,674.04         56.95
 Full Documentation           1,029          589,559,580.92         42.98
 Unknown                          1              975,000.00          0.07
----------------------   --------------   -----------------   -----------------
Total                         2,127        1,371,782,254.96        100.00
======================   ==============   =================   =================

                                                               % of Aggregate
                                          Principal Balance   Principal Balance
                           Number of      Outstanding as of   Outstanding as of
OCCUPANCY:               Mortgage Loans   the Cut-off Date     the Cut-off Date
----------------------   --------------   -----------------   ------------------
 Primary                      2,039        1,320,824,199.96         96.29
 Second Home                     87           50,490,255.00          3.68
 Non-owner                        1              467,800.00          0.03
----------------------   --------------   -----------------   -----------------
Total                         2,127        1,371,782,254.96        100.00
======================   ==============   =================   =================

                                                               % of Aggregate
                                          Principal Balance   Principal Balance
                           Number of      Outstanding as of   Outstanding as of
PROPERTY TYPE:           Mortgage Loans   the Cut-off Date     the Cut-off Date
----------------------   --------------   -----------------   ------------------
 Single Family                1,963        1,282,756,949.79         93.51
 Condominium                    161           86,508,555.17          6.31
 Cooperative                      2            1,916,750.00          0.14
 Duplex                           1              600,000.00          0.04
----------------------   --------------   -----------------   ------------------
Total                         2,127        1,371,782,254.96        100.00
======================   ==============   =================   ==================


                                                                              15

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
PURPOSE:                        Mortgage Loans   the Cut-off Date    the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 Rate/Term Refinance                1,158           731,936,107.93         53.36
 Cash Out Refinance                   620           429,117,938.36         31.28
 Purchase                             349           210,728,208.67         15.36
-----------------------------   --------------   -----------------   -----------------
Total                               2,127         1,371,782,254.96        100.00
=============================   ==============   =================   =================

                                                                      % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
STATES:                         Mortgage Loans   the Cut-off Date    the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 Arizona                               40            26,375,247.00          1.92
 California                         1,307           870,616,781.36         63.47
 Colorado                             100            59,637,924.00          4.35
 Connecticut                           64            46,962,327.00          3.42
 Delaware                               1               500,000.00          0.04
 District of Columbia                   5             2,994,000.00          0.22
 Florida                               34            20,119,501.00          1.47
 Georgia                               13             7,607,000.00          0.55
 Idaho                                  2             1,098,600.00          0.08
 Illinois                             107            58,313,587.16          4.25
 Indiana                                4             2,937,000.00          0.21
 Kansas                                 2             1,238,000.00          0.09
 Kentucky                               2               829,000.00          0.06
 Louisiana                              1               349,598.54          0.03
 Maryland                              23            12,621,587.00          0.92
 Massachusetts                         85            48,160,926.00          3.51
 Michigan                              34            18,392,800.00          1.34
 Minnesota                              6             4,691,500.00          0.34
 Missouri                               6             3,801,868.96          0.28
 Nevada                                18            12,123,750.00          0.88
 New Hampshire                          1               780,000.00          0.06
 New Jersey                            26            15,538,493.07          1.13
 New York                              78            57,815,222.17          4.21
 North Carolina                         8             5,312,000.00          0.39
 Ohio                                  10             4,904,000.00          0.36
 Oregon                                12             7,246,450.00          0.53
 Pennsylvania                          13             7,372,781.00          0.54


                                                                              16

GREENWICH CAPITAL
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                       % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
STATES (Continued):             Mortgage Loans   the Cut-off Date     the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 Rhode Island                           3             1,465,010.00          0.11
 South Carolina                         4             4,378,000.00          0.32
 Texas                                 10             6,279,230.00          0.46
 Utah                                   4             1,552,000.00          0.11
 Virginia                              24            11,788,451.00          0.86
 Washington                            78            46,979,619.70          3.42
 Wisconsin                              2             1,000,000.00          0.07
-----------------------------   ------------     -----------------   -----------------
Total                               2,127         1,371,782,254.96        100.00
=============================   ==============   =================   =================

                                                                      % of Aggregate
                                                 Principal Balance   Principal Balance
                                  Number of      Outstanding as of   Outstanding as of
NORTH/SOUTH CA BREAKOUT:        Mortgage Loans   the Cut-off Date     the Cut-off Date
-----------------------------   --------------   -----------------   -----------------
 CA-NORTH                             758           493,598,225.75         35.98
 CA-SOUTH                             549           377,018,555.61         27.48
 OUTSIDE CA                           820           501,165,473.60         36.53
-----------------------------   --------------   -----------------   -----------------
Total                               2,127         1,371,782,254.96        100.00
=============================   ==============   =================   =================


                                                                              17

GREENWICH CAPITAL
--------------------------------------------------------------------------------